TriMas’ Aerospace Business Investor & Analyst Day January 15, 2014 NASDAQ • TRS

Forward Looking Statements Any “forward-looking” statements contained herein, including those relating to market conditions or the Company’s financial condition and results, expense reductions, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including, but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company’s business and industry, the Company’s leverage, liabilities imposed by the Company’s debt instruments, market demand, competitive factors, supply constraints, material and energy costs, technology factors, litigation, government and regulatory actions, the Company’s accounting policies, future trends, and other risks which are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2012, and in the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements. Additional information is available at www.trimascorp.com under the “Investors” section. 2

Agenda • Opening Remarks – Dave Wathen • Aerospace Business Presentation – David Adler and Team • Monogram Facility Tour • Question and Answer Session • Lunch and Additional Discussion 3

Opening Remarks Dave Wathen, TriMas President and CEO

Common Attributes Across Businesses • Proprietary, highly-engineered products • Focused markets with leading market positions • Strong brand names • Well-established customer relationships • Common operating processes • Opportunities for growth and productivity • Strong cash flow generation • Management expertise Cequent Engineered Components Aerospace & Defense Energy Packaging Revenue: $235.0 Op. profit margin(1): 24.5% Americas Revenue: $348.6 Op. profit margin (1): 9.6% ($ in millions; from continuing operations) 9/30/13 YTD Revenue: $1,071.4 Op. profit margin(1): 10.6% Balanced Portfolio with Common Attributes 5 Revenue: $161.4 Op. profit margin: 7.8% Revenue: $71.3 Op. profit margin: 21.5% Revenue: $143.8 Op. profit margin: 10.0% APEA Revenue: $111.3 Op. profit margin (1): 8.4% (1) Operating profit margin excludes “Special Items.” Special Items for each period are provided in the Appendix. Note: All figures are year to date as of September 30, 2013.

Strategic Aspirations Our aerospace business is a key contributor to attainment of our strategic aspirations. 6 • Generate high single-digit top-line growth • Invest in growing end markets through new products, global expansion and acquisitions • Drive 3% to 5% total gross cost productivity gains annually – utilize savings to fund growth • Grow earnings faster than revenue growth • Optimize capital structure • Strive to be a great place to work

Introduction • Proprietary, innovative products • Unique market position • Opportunities for organic growth • Plan to leverage recent bolt-on acquisitions • Increased focus on productivity and lean • Strong management team 7 Strategic growth platform for TriMas. Where innovation takes flight

TriMas’ Aerospace Business David Adler, President

Team Introductions Jan Boulden Director Human Resources Don Piening Vice President Sales & Marketing Paul Felski Vice President Manufacturing Brian MacDonald General Manager Mac Fasteners (not present) 9 David Adler Aerospace & Defense President Christian Perron Division Finance Officer Behrouz Khodnegah Vice President, Engineering (not present) Celso Pierre General Manager Martinic Engineering Hope Helstrom Director Supply Chain (not present) Daron Haboian Director Quality Assurance (not present)

10 TriMas Aerospace Opportunities • Unique position in fragmented market • Positive end market dynamics and trends • Significant opportunities for growth (product, customer and geography) • Available acquisitions • Productivity and lean initiatives taking hold Our mission is to develop and manufacture complex, highly profitable aerospace components with world-class service.

Recent History • 2013 backlog at 5-year high • Invested capital to grow business, increase capacity and improve service to customers • Completed two bolt-on acquisitions in 2013 • Margins recently impacted by costs related to acquisitions, new facility and manufacturing ramp-up • Launched additional lean and productivity initiatives 11 Aerospace Revenue and Operating Profit Trends Excluding Special Items Recent investments in growth and productivity will drive increased return on capital. 2009 2010 2011 2012 2013 Estimate Revenue Operating Profit

Aerospace Market

Aircraft Production Value Breakdown
2013 Market ~$150B


OEM Final Assembly
~$39B
Aerostructures
~$46B
MAC FASTENERS
Interiors
~$6B
Aeroengines
~$32B
Aircraft systems, avionics &
defense electronics
~$27B

We operate in an $85B market – Significant opportunity in a large growing market.

TRIMAS CORPORATION

Source: ICF International

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13 TriMas Aerospace Unique Offering • Highly-engineered and superior products • Long development cycles • Experienced team focused on product development and continuous improvement • Reputation for quality and best-in-class lead times • Blind bolts are preferred approach for automated aircraft assembly and one-sided installations Product differentiation, intellectual property, long development cycles and a long specification process create barriers to entry.

14 TriMas Aerospace Competes On Service 2010 • Monogram Composi-Lok 26 weeks • Monogram OSI Blind Bolt 28 weeks • Monogram Collars 34 weeks • Monogram Temp Fasteners 24 weeks • Martinic product average 26 weeks • Mac Fasteners product average 51 weeks 8 weeks 8 weeks 8 weeks 8 weeks 14 weeks 24 weeks Examples per management estimates Focus on reducing lead times to compete on service. Lead Time Reductions 2014

15 Increased Content on Composite Aircraft Legacy Aircraft • 767 $30K • A330 $25K • A320 $20K • 737 $20K • G5 $10K Composite Aircraft Designs • 787 $230K • A350 $165K • A320NEO $35K • 737MAX $40K • G650 $45K • A380 $215K • Bell 525 $15K • KC 390 $15K Examples per management estimates TriMas’ aerospace business expects to have significantly more content on several newer, composite aircraft programs compared to legacy programs. Approximate Content per Airframe

Trends – Robotic Assembly and One-sided Installation • Industry trends toward robotic assembly and one-sided fastener installation • Customer benefits include: – Reduced airframe assembly labor costs – Improvement in assembly throughput – Elimination of assembly variability • Blind bolts are inherently easier to adapt and better suited to automation than two-piece fastening systems Readily adapted to automation and ideally suited to address industry trend toward robotic assembly. 16

Trends – Robotic Assembly Partners for One-sided Installation Partnered with top integrators in promotion and supply of automated fastening systems. 17 Loxin Alema Brotje Comau Kuka Bisiach & Carrú Nikon Electroimpact

18 Preferred Supplier Partnerships with Customers Provide superior quality and consistent lead times to ensure positive customer feedback. Sales by Aircraft Type Based on 2013 management estimates Key Customers Large Commercial Business Military Regional

19 Leader in automated processes for fastener assembly and secondary operations with impressive lead times and repeatable quality. Preferred Supplier Partnerships with Customers Monogram’s internal robotic assembly process and tooling enhancements create an advantage with customers

20 Product Expansion Opportunities Category Estimated Market Size Approximate Market Share Market Trend Blind Bolts (Threaded & Pull Type) $200 million 32% Temporary Clamps $12 million 40% Aerospace Screws $450 million 4% Collars $180 million <2% Honeycomb Pins $5 million 75% Position in the Market Place Work with customers to provide additional product solutions. Sales by Product Fastener Market Temporary Clamps Honeycomb Pins Aerospace Screws Collars Based on 2013 management estimates Blind Bolts This chart does not include the Martinic product line.

Product Innovation - Blind Bolt Opportunities

Category	Market Size	Our Market Share	Market Trend
Blind Bolts (Threaded & Pull Type)	$200 million	32%	⬆

- Develop OEM customer specific applications for new products
- Partner with customers and automation companies to reduce costs and maintain delivery schedules
- Complete proprietary fastener development
- Products include:
  - **Composi-Lok®3** - eliminates secondary shaving task
  - **Composi-Lite™** - reduces aircraft weight
  - **SuperFlush™** - cosmetic/aesthetic recess-free design for fuselage join
  - **OSI-Bolt®** - can replace 95 KSI pin and collar systems (one-sided installation)
  - **Radial-Lok®** - unique radial expansion fastener for fatigue improvement and lightning strike resistance
  - **Visu-Lok®** - for metal aircraft structures

Typical Blind Bolt Applications



Nacelles
Flap Tracks
Vertical Tail Plane
Rudders
Horizontal Tail Plane

You will find our 95 KSI OSI-Bolt where access for pin and collar type fasteners is compromised

TriMas Corporation

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22 Product Innovation - Collar Opportunities • The Arizona facility was recently qualified to produce Titanium swage collars used on the Boeing 787 and composite aircraft • One of only three manufacturers qualified to make this high volume fastener • Qualifications continue on 13 additional strategic part families and are in various stages of completion • Currently qualified and in full production on 2 of the 13 • A significant customer has requested Monogram to partner and qualify on additional part families after the 13 have been completed Category Market Size Our Market Share Market Trend Collars $180 million <2%

23 Product Innovation - Collar Opportunities • Collar facility has state of the art technology and process innovation • Location and vicinity provide excellent resources, support and economic benefits • Low overhead structure, technological advances, product quality and an extremely responsive lead-time provide a significant competitive advantage • Current footprint of 20,000 sq. ft. with room for expansion and growth

Recent Acquisitions – 2013 24 Focus for 2014 is to reduce lead times and increase customer satisfaction. • Located in Stanton, California • Manufacturer of highly-engineered, precision machined, complex parts for commercial and military aerospace applications • Well-positioned to grow as large OEMs such as UTC, Parker and Ontic outsource machining products to reduce their costs • Approximate annual revenue of $13 million • Partnering with customers to create R&D development cells within our factory to manufacture new parts • Six axis machining with automated pallet changer to create new and lower cost processes to machine parts • Logistic costs due to only U.S. approved casting and forging suppliers create significant barriers to resourcing these parts to low cost countries

25 Martinic Engineering Product Growth Opportunities • The highest product growth rates are Airbus APU and fuel control components for A320/A321 series model Martinic Engineering is positioned for product growth. • Also significant opportunities for growth in 787 housings for air conditioning systems and A350 Trent engine intake manifolds

Recent Acquisitions - 2013 • Located in Ottawa, Kansas • Manufacturer of aerospace fasteners, globally utilized by OEMs, aftermarket repair companies, and commercial and military aircraft producers • Broadens product offering on aircraft • Diversifies distribution channels • Provides flexible manufacturing footprint • Approximate annual revenue of $18 million Focus on lead time reduction will drive increased revenue. 26

Mac Fasteners Product Growth Opportunities Joint aerospace marketing team will drive cross-selling of products. 27 • When purchased in November 2013, lead times were 51 weeks and on time delivery was less than 40% with significant past dues • Many potential customers would not do business with Mac Fasteners due to poor delivery records • In 2014, our goal is to cut lead times by more than 50% due to additional manpower staffing, level loading the shops and new equipment to eliminate factory bottlenecks • In 2015, our goal is to reduce lead times by another 50%

28 Geographic Expansion Opportunities • Europe and North America (which used to account for 72% of all air travel) will only represent 40% in 2031 as emerging economies drive future air traffic growth • New collar approvals are well positioned: • For Boeing 787 aircraft which will be the predominate dual aisle aircraft for Asia and Middle East • For Boeing 737 MAX aircraft which is the predominate single aisle aircraft for Asia and Middle East • Well-positioned on the new COMAC 919 aircraft • Working with Airbus on new applications for the A350 TriMas aerospace is positioned for geographic growth. Source: International Air Transport Association

29 Productivity and Margin Expansion Opportunities • New collar families have higher margins due to product complexities • Intense focus on reducing cost of poor quality • Improvement in first pass yield • Increase margins of acquisitions by manufacturing higher margin products for Mac Fasteners, such as 12 point fasteners, and Martinic Engineering • Lean-focus on reducing Monogram lead times to 8 weeks in 2014 • Leverage new facilities (Arizona, Kansas and Arkansas) • Newly installed, more efficient capacity • Improve working capital Plan to increase aerospace operating profit margins to 25%.

Key Messages 30 Our mission is to develop and manufacture complex, highly profitable aerospace components with world-class service. • Unique offering • Increased content on composite aircraft • Best-in-class service • Trends toward robotic assembly and one- sided installation • Preferred supplier relationships • Innovation of new products and processes • Availability of acquisitions Where innovation takes flight Inherently profitable business with long-term opportunities to improve return on capital.

Facility Tour 31 • 115,000 square foot utilization with current expansion • Approximately 360 employees at Monogram facility

Q & A